Common Stock Offering and
                             Second-Step Conversion
                                  December 2003

                          Provident Bancorp Executives



    George Strayton - President and Chief Executive Officer

    Stephen G. Dormer - Senior Vice President

    Paul A. Maisch - Senior Vice President and Chief Financial Officer

            This presentation is for informational purposes only and
           does not constitute an offer to sell shares of common stock of Provident Bancorp, Inc.

             Please refer to the Prospectus dated November 14, 2003.

                           Forward-looking Statements

                   This presentation contains forward-looking
                       statements which involve risks and
                   uncertainties. The Company's actual results may differ significantly from the results discussed in the forward-looking statements.
                   Factors that might cause such a difference
                     include, but are not limited to, those
                   discussed in the "Risk Factors" section of
                                the Prospectus.

                                Tonight's Agenda

     o    An overview of Provident Bancorp, Inc.

     o    Financial Highlights

     o    Offering Overview

     o    E.N.B. Holding Company, Inc. Acquisition

                          --------------------------
                         |  Provident Bancorp, Inc. |
                          --------------------------

                        Provident Bancorp, Inc.-Snapshot

     o    Established in 1888

     o    Federal Savings and Loan Association charter

     o Reorganized into an MHC in January 1999 and conducted an IPO that raised $38.6 million

     o    $1.2 Billion in Assets

     o    18 branch offices and 25 ATMs -Rockland and Orange Counties, New York

     o In April 2002, Provident Municipal Bank was created as a wholly-owned subsidiary

     o Provident's trust department is the only trust operation headquartered in Rockland County

     o    History of acquisitions:  Nassau Fed S&L branch
                                    First Federal of Suffern
                                    First Nationwide branch
                                    National Bank of Florida

                                Business Strategy
                         Access - Convenience - Service

     o    Vision Statement-"Make customers our advocates"


     o    Full-service, community bank
          o    Service to consumers
          o    Service to businesses

     o    All branches open six full days per week

     o    Full service at 8 of 18 branches seven days per week

     o    Voice response

     o    Internet banking
          o    Consumers
          o    Business

o    Debit cards

                                Branch Locations

[Map Omitted]

                               Robust Market Place

o Rockland and Orange Counties provide an excellent economy to operate within. Both counties experienced meaningful growth in population within the last census period. Orange - 11% & Rockland - 8%

o    Unemployment rate well below the national level. Orange - 3.8% & Rockland -
     3.6%

                                   Orange County, New York                          Rockland County, New York
                         ---------------------------------------------     ------------------------------------------
                          Current    % Change     Estiated  % Change        Current  % Change   Estimated  % Change
                          2003       2000-2003    2008      2003-2008       2003     2000-2003  2008       2003-2008
                         ---------------------------------------------     ------------------------------------------
Total Population:         355,189      4.05      376,500       6.00         292,049     1.85     300,807      3.00

Land Mass (in sq. mi.)        816       ---          ---        ---             174      ---         ---       ---

Pop. Density                  435      4.02          461       6.00           1,678     1.95       1,729      3.00

Unemployment                7,600        NM           NA         NA           5,800       NM          NA        NA

Total # of Businesses *     8,458      4.73           NA         NA           8,844     2.93          NA        NA

Housing Costs             243,000     51.97           NA         NA         371,750    40.28          NA        NA

Total Households:         120,085      4.61      128,395       6.92          94,618     2.10      97,890      3.46
  $0-24K  (%):                 20     -4.23           18      -4.10              15    -4.94          14     -5.15
  $25-50K (%):                 24     -3.50           27      22.76              18    -5.64          23     34.38
  $50K+ (%):                   57     12.16           61      15.25              67     6.09          70      8.15

Median HH Income:          57,778      8.90       63,980      10.73          74,426     7.47      82,211     10.46
Per Capita Income:         23,950     10.90       27,147      13.35          30,944    10.19      34,571     11.72

* Current number of businesses is as of 2001.

                          Critical Mass in Each Market

                               Rockland County, NY Deposit Market Share Analysis

                                                       At June 30, 2003
                                   ---------------------------------------------
                                                Deposits     Market  % of Parent
                                                in Market    Share    Deposits
                                       # of    ---------------------------------
Rank  Institution                   Branches   ($000) (%)    (%)        ($000)

1     U.S.B. Holding Co. (NY)          14      1,046,659     17.39      61.00
2     Bank of New York Co. (NY)        23        960,147     15.95      2.573
3     Provident Bancorp Inc.           15        785,129     13.04      65.98
4     HSBC Holdings plc                11        735,442     12.22       1.78
5     J.P. Morgan Chase & Co. (NY)     6         555,720      9.23       0.28
6     M&T Bank Corp. (NY)              7         455,113      7.56       1.46
7     Citigroup Inc. (NY)              2         366,227      6.08       0.20
8     Washington Mutual Inc. (WA)      4         349,038      5.80       0.26
9     Charter One Financial (OH)       2         219,755      3.65       0.77
10    KeyCorp (OH)                     1         181,430      3.01       0.38
11    Wachovia Corp. (NC)              4         145,895      2.42       0.07
12    North Fork Bancorp. (NY)         3         105,027      1.74       0.73
13    Hudson United Bancorp (NJ)       3          32,589      0.54       0.52
14    Trust Co. of New Jersey (NJ)     3          29,465      0.49       0.86
15    Sound Federal Bancorp Inc. (NY)  1          27,303      0.45       4.09
      Totals                           101     6,020,340      100%


                               Rockland County, NY Deposit Market Share Analysis

                                                       At June 30, 2003
                                   ---------------------------------------------
                                                Deposits     Market  % of Parent
                                                in Market    Share    Deposits
                                       # of    ---------------------------------
Rank  Institution                      Branches  ($000) (%)   (%)        ($000)

1     Bank of America Corp. (NC)          12      670,157    14.22       0.13
2     Bank of New York Co. (NY)           16      563,502    11.95       1.51
3     Hudson United Bancorp (NJ)          15      483,437    10.26       7.75
4     Warwick Community Bancorp (NY)       7      427,134     9.06      81.56
5     Charter One Financial (OH)           7      424,092     9.00       1.50
6     KeyCorp (OH)                         9      385,563     8.18       0.81
7     M&T Bank Corp. (NY)                 10      308,995     6.56       0.99
8     Provident Bancorp Inc.              10      251,115     5.33      21.10
9     Orange County Trust Co. (NY)         5      228,461     4.85     100.00
10    HSBC Holdings plc                    5      204,863     4.35       0.49
11    Berkshire Bancorp Inc. (NY)          3      189,359     4.02      33.49
12    Walden Savings Bank (NY)             7      173,988     3.69      93.90
13    First Federal Svgs Middletown (NY)   2      129,471     2.75     100.00
14    Walden Federal Savings & Loan (NY)   3       74,327     1.58     100.00
15    U.S.B. Holding Co. (NY)              1       48,598     1.03       2.83
      Totals                             123    4,713,618     100%

                            Competitive Advantage in
                           Rockland & Orange Counties

     o Competition in Rockland: Money Center/Regional Banks and one local competitor

     o Competition in Orange: Money Center/Regional Banks, one bank our size, several smaller banks

     o    Provident Advantages:

          -    Local decision making

          -    Local lending presence

          -    Local product support

          -    Local branch distribution/extended service hours

          -    Local community involvement

                           Full Service Community Bank

     o    We offer a full array of products for consumers, including:
          o    Internet banking - Penetration Rate of 27%
          o    Internet bill payment

     o    We offer a full array of products for businesses, including:
          o    C&I (commercial and industrial loans)
          o    Commercial real estate loans
          o    Credit scoring for small business loans
          o    Internet  cash  management  and  sweep  -  Currently  over  1,200 customers

     o    We offer Wealth Management
          o    Asset Management capacity
          o    Trust services
          o    Mutual Funds and Annuities

                 What is Provident's Unique Selling Proposition?

     o    We have 8 of our 18 branches open seven days per week.
          Since 1995                   ------------------------

     o All our branches are open a full day on Saturday.
       ---                  ---------------------------
          Since 1987

     o Our Loan Officers have money center bank experience.

     o    Our size provides us with distinct marketing advantages.
          o We are large enough that 98% of requests for credit fall within our lending authority.
          o We are small enough that one lender will oversee a number of different loan activities.

                                  Why Service?

     o    Low cost funds - Higher profitability
                           Lower interest rate risk

          o    Transaction accounts
               -    First chance for new business
               -    Fee income opportunities
          o    Low cost savings products

     o    Competitive advantage

          o    Harder for large banks to compete on service

     o    Quality loan portfolio

                             ----------------------
                            | Financial Highlights |
                             ----------------------

                               Financial Snapshot

(as of September 30, 2003)
Assets                                      $1.2 billion
Loans                                       $706 million
Deposits                                    $870 million
Shareholders' Equity                        $118 million
Equity to Assets                                10.04%
Return on Average Assets                        1.04%
Return on Average Equity                        9.92%

                                  Asset Growth


                             At September 30,
                 2000       2001        2002       2003
                ------     ------      ------     ------
Dollars         $844.3     $881.3     $1,027.7   $1,174.3
in Millions

CAGR   11.62%

                           Loan Portfolio Composition

As of September 30, 2003

     Loan Type                           Percent of Total
    -----------                         ------------------
Commercial Real Estate                         26%
Commercial Business Loans                       8%
One to Four Family                             53%
Construction and Land                           2%
Consumer Loans                                 11%

                                 Lending Growth

                             At September 30,
                 2000       2001        2002       2003
                ------     ------      ------     ------
Dollars         $589.8     $606.1      $660.8     $705.5
in Millions

CAGR   6.15%

                                  Asset Quality

(as of September 30, 2003)
                                                   $500 million - $1.5 billion
                                                            in Assets
                                Provident          ----------------------------
                              Bancorp, Inc.          Banks            Thrifts
                              -------------        ---------         ----------
Nonperforming assets              0.40%              0.64%              0.47%
to total assets

Net charge-offs to                0.05%              0.30%              0.16%
average loans

Nonperforming loans to            0.66%              0.76%              0.59%
total loans

Reserve Coverage Ratio            1.55%              1.42%              1.04%

                                 Deposit Growth

                                          At September 30,
                               2000       2001        2002       2003
                              ------     ------      ------     ------
                                        Dollars in Millions

Core (Non-Time) Deposits     359.588     407.773    556.097    633.315
Non Core (Time) Deposits     249.388     245.327    243.529    236.238
Total                          $609       $653        $800       $870

CAGR   12.61%

                         Growth in Transaction Accounts

                                          At September 30,
                               2000       2001        2002       2003
                              ------     ------      ------     ------
                                        Dollars in Millions

Retail Demand                 38.145      41.28      54.399     90.471
Commercial Demand             28.324     33.081      55.732     72.538
NOW                             54.8     63.509      82.983     62.367
Savings                      161.987    160.777     247.918    279.717
Money Market                  76.332    109.126     115.065    128.222

CAGR   20.76%

                           Net Interest Income Growth

                             For the Year Ended September 30,
                          2000       2001        2002       2003
                         ------     ------      ------     ------
                                   Dollars in Millions

Net Interest Income      32.865     34.734       42.75      45.73
Net Interest Margin       4.12%      4.20%       4.71%      4.55%

                             Revenue Diversification

                             For the Year Ended September 30,
                          2000       2001        2002       2003
                         ------     ------      ------     ------
                                   Dollars in Millions

Net Interest Income      32.865     34.734       42.75      45.73
Non-Interest Income       3.193      4.175        4.94      7.549

CAGR   13.87%

                             Strong Earnings Growth

                     For the Year Ended September 30,
                 2000       2001        2002       2003
                ------     ------      ------     ------
Dollars          $5.9       $7.5        $9.5       $11.3
in Millions

CAGR   24.20%

                                Strong EPS Growth

                     For the Year Ended September 30,
                 2000       2001        2002       2003
                ------     ------      ------     ------
Dollars          $0.76      $0.97       $1.22      $1.44
in Millions

CAGR   23.74%

                     A Record of Creating Shareholder Value

Since our 1999 IPO and the formation of the MHC:

     o    Price of PBCP common stock is nearly 5 times its IPO price

     o    Quarterly dividend has increased 400%

     o    Five year average annual return to shareholders of approximately 63%

                           Experienced Management Team

                                                   Years at       Banking
                                                   Provident     Experience
                                                   ---------     ----------
George Strayton                                       22             39
President and Chief Executive Officer

Daniel G. Rothstein                                   21             29
Executive Vice President
Chief Risk Management Officer

Robert J. Sansky                                      19             31
Executive Vice President
Chief Retail Banking Officer

Paul A. Maisch                                         1             26
Senior Vice President
Chief Financial Officer

Stephen G. Dormer                                     10             31
Senior Vice President
Assistant to the Office of the President, Strategic Planning and Commercial Lending Officer

John J. Fitzpatrick                                   18             30
Senior Vice President
Director of Support Services

                               Strategic Overview

     o Provident's ability to execute both the second-step conversion and the acquisition of ENB provides a unique strategic opportunity.

          o The acquisition will enhance Provident's commercial business focus

          o    Enhances Orange County franchise

          o Leveraging a portion of the new equity raised in the second-step offering with higher yielding loans will enhance Provident's performance

                           --------------------------
                          | Common Stock Offering and |
                          |   Second-Step Conversion  |
                           --------------------------

                            Overview of the Offering

                                                                                         Adjusted
                                               Midpoint              Maximum            Super-Max
                                           ------------------     ---------------     ---------------

Number of shares sold in the offering             14,800,000          17,020,000          19,573,000
Exchange shares                                   11,854,327          13,632,477          15,677,348
Total shares outstanding - pro forma              26,654,327          30,652,477          35,250,348

Gross proceeds ($ 000s)                             $148,000            $170,200            $195,730
Estimated net proceeds ($ 000s)                     $131,033            $151,024            $174,014

-----------------------------------------------------------------------------------------------------
Exchange Ratio                                       3.3514x             3.8542x             4.4323x
-----------------------------------------------------------------------------------------------------

Pro forma net income - 6/03                          $10,218             $10,211             $10,203

Pro forma earnings per share                           $0.35               $0.31               $0.27

-----------------------------------------------------------------------------------------------------
Pro Forma Price to Earnings                           21.43x              24.19x              27.78x
-----------------------------------------------------------------------------------------------------


Pro forma stockholders' equity                      $285,543            $305,534            $331,550

Pro forma stockholders' equity per share               $9.28               $8.80               $8.38

-----------------------------------------------------------------------------------------------------
Pro Forma Price to Book Value                        107.76%             113.64%             119.33%
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Pro Forma Price to Tang. Book Value                  140.14%             145.14%             151.06%
-----------------------------------------------------------------------------------------------------

                               Pro Forma Valuation

                           Provident           Thrift                Bank
                           (Maximum)        Peer Group *        Peer Group **
                         --------------    ----------------    -----------------

Price / Book                113.64%            198.80%              208.82%

Price / Tangible Book       145.14%            216.83%              227.06%

Price / EPS                  24.19x             30.76x               17.53x

  * Includes thrifts in the New England and Mid-Atlantic regions, with assets between $500M and $1.5B.
* * Includes commercial banks in the New England and Mid-Atlantic regions, with assets between $500M and $1.5B.

- Pricing as of 11/28/03

                                 Use of Proceeds

     We intend to use the proceeds from the offering to enhance profitability and further strengthen our position as an independent community bank in Southeastern New York. We seek to accomplish that goal by:

o    Growing and diversifying our loan portfolio

o Enhancing existing products and services and supporting new products and services

o Expanding our retail banking franchise through acquisitions and de novo branching

o    Enhancing customer service

o    Continued commitment to our community

                              -------------------
                             | E.N.B. Acquisiton |
                              -------------------

                        E.N.B. Acquisition - Bank Profile

Headquartered                           Ellenville, NY
Branch Offices                                 9
Branches by County                       Orange - 5 branches
                                        Sullivan - 2 branches
                                         Ulster - 2 branches
(At June 30, 2003)
Assets                                     $341.7 million
Loans                                      $202.3 million
Deposits                                   $307.7 million
Shareholders' Equity                        $29.9 million

                           Post-Acquisition Pro Forma

                          At or For the Nine Months Ended June 30, 2003 (1)
                   Based Upon the Sale at $10.00 Per Share of 17,020,000 Shares
                     ----------------------------------------------------------
                                          E.N.B. Holding         Combined
                      Provident Bancorp    Company, Inc.         Pro Forma
($ in thousands)         Historical         Historical          at Maximum
                     ------------------  -------------------  ----------------


Total Assets             $1,114,698           $341,676          $1,616,542

Loans                      $685,109           $199,758            $888,567

Deposits                   $857,534           $307,698          $1,166,178

Stockholders' Equity       $115,737            $29,900            $305,534


Net Interest Income         $34,404            $11,659             $45,010

Noninterest Income           $7,188             $1,898              $9,086

Noninterest Expense         $27,136             $8,902             $36,899

Net Income                   $8,667             $2,774             $10,211

Earnings Per Share            $1.11                                  $0.31

(1) Assumes that the acquisition of E.N.B. Holding Company, Inc. was completed at June 30, 2003.

                     Pro Forma Loan and Deposit Composition

As of September 30, 2003

     Loan Type                           Percent of Total
    -----------                         ------------------
Commercial Real Estate                         31%
Commercial Business Loans                      10%
One to Four Family                             45%
Construction and Land                           3%
Consumer Loans                                 11%


   Deposit Type                           Percent of Total
   ------------                          ------------------
Demand                                         21%
NOW                                             8%
Savings                                        30%
MMDA                                           12%
Time Deposits < $100K                          21%
Time Deposits > $100K                           8%

                    E.N.B. Acquisition - Strategic Rationale

     o    Low risk transaction

     o    Enhances commercial business lines

     o    Consolidates and enhances Orange County presence

     o Provides an immediate presence in two adjacent counties in which Provident does not currently operate: Sullivan and Ulster

                              Investment Attributes

     o    Profitable, Strategically Positioned Institution

     o    Strong Management

     o    Exceptional Asset Quality

     o    Well Capitalized

     o Directors and Officers anticipate owning more than 2.5 million shares of common stock, or 8.5% of the total outstanding shares at the midpoint of the offering range

     o Anticipated Annual Dividend of $0.16 per share at maximum offering range

                                Offering Schedule

November 25:               Stock Information Center Opens

December 18:               Subscription and community offerings
                           end at 10:00 AM New York time

January 2004:              Anticipated completion of conversion,
                           stock offering and E.N.B. acquisition

                                   Questions?